--------------------------------------------------------------------------------
Semiannual Report
--------------------------------------------------------------------------------


                              SHORT-TERM
                              BOND FUND

                              -----------------
                              NOVEMBER 30, 2000
                              -----------------

T. ROWE  PRICE

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Short-Term Bond Fund

 .    Declining interest rates boosted total returns for short-term bonds.

 .    The Short-Term Bond Fund posted very strong results that were superior to its benchmarks.

 .    Your fund's assets grew as two other T. Rowe Price funds were merged into
     it.

 .    We are cautiously optimistic about the economic environment, and we will continue to be conservative with our portfolio.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The bond markets breathed a sigh of relief during the six months ended November 30, 2000, as economic growth cooled and the Federal Reserve ceased raising interest rates. The improved environment boosted the performance of the Short-Term Bond Fund.


     MARKET ENVIRONMENT

          U.S. bond markets have settled down considerably since the last shareholder letter dated May 31. At that time, the Federal Reserve had been raising short-term interest rates since June 1999, and bond investors had been buffeted by higher rates and the danger of rising inflation pressures. However, the Fed's last tightening occurred on May 16, when it raised the federal funds target rate 50 basis points to 6.5% (100 basis points equal one percentage point). The rate increases appeared to have the intended effect: both GDP growth and consumer demand cooled. At the same time, continued improvements in productivity helped to keep inflation at bay.

          Bond investors took advantage of this relatively calm period by increasing their purchases. Equity investors also turned to the relative safety of the bond market as stock volatility rose toward year-end. These trends boosted bond prices and correspondingly pushed yields down. Yields among many high-quality bonds--Treasuries in particular--are now well below the federal funds target rate, suggesting that investors expect a Fed easing early in 2001. Since May 31, 2000, for example, five-year Treasury note yields have fallen more than a full percentage point, from 6.65% to 5.52%. Two-year Treasury yields fell by a comparable amount, but remained higher than their five-year counterparts.

     INTEREST RATE LEVELS

                                    [GRAPH]

                             [PLOT POINTS TO COME]

          This unusual situation, where shorter-term bonds provide higher yields than longer issues, owed largely to supply and demand. The rising federal budget surplus led to a further reduction in the size and frequency of Treasury auctions. Together with a Treasury buyback program, the supply of longer-term Treasuries declined noticeably. Yields, therefore, fell more on longer-term securities than on the shorter notes. In addition, Treasury securities outperformed most other bonds. Throughout the year, Treasury bonds as a group behaved quite differently from other types of bonds, responding as much or more to these supply-and-demand factors as to the economy, inflation, and the Fed.

          Not every bond sector performed well, however. As concerns about slowing economic growth became more widespread, corporate bonds lagged, especially lower-quality issues. Although the fund retains a modest exposure to BBB rated corporate bonds, careful security selection allowed us to benefit from their higher yields while avoiding those issues whose prices suffered as the result of earnings disappointments or corporate restructuring. Furthermore, the fund's concentration in high-quality mortgage-backed securities, asset-backed securities, and higher-rated corporates produced solid results.

          Agency-backed mortgage securities, while performing well, were unsettled by an unexpected development. In March, Treasury Under-secretary Gary Gensler questioned whether the government should continue to provide an implicit guarantee on securities issued by the government-sponsored agencies Freddie Mac and Fannie Mae. The issue was more or less resolved in mid-October when Fannie Mae and Freddie Mac agreed to change their disclosure standards, and these agencies' bonds enjoyed a late rally. Despite the fund's relatively heavy exposure to this sector, returns were largely unaffected by the development.


PERFORMANCE AND STRATEGY REVIEW

          The Short-Term Bond Fund finished with an attractive absolute and relative six-month showing of 5.12%. That result contributed to a strong 7.32% total return for the past 12-month period. Dividends per share also rose by a penny over the previous six-month period.

          At a special meeting on October 25, 2000, shareholders approved a management proposal to merge the assets of two other T. Rowe Price bond funds--the Summit Limited-Term Bond Fund and the Short-Term U.S. Government Fund--into this fund. Therefore, this will be the first report that shareholders of the Summit Limited-Term Bond

PERFORMANCE COMPARISON
-------------------------------------------------------------

Periods Ended 11/30/00               6 Months      12 Months
-------------------------------------------------------------
Short-Term Bond Fund                   5.12%         7.32%
-------------------------------------------------------------
Lehman Brothers 1-3 Year
U.S. Government/Credit Index           4.88          6.90
-------------------------------------------------------------
Lipper Short Investment-Grade
Debt Funds Average                     4.56          6.35
-------------------------------------------------------------

          Fund and the Short-Term U.S. Government Fund receive regarding the newly combined entity. We welcome all new shareholders.

          Over the course of the past six months, we modestly increased the fund's maturity and duration (duration is a measure of interest rate sensitivity; a two-year duration indicates that a security will rise or fall by 2% with each one-percentage-point fall or rise, respectively, in overall interest rates). We had taken a generally cautious stance on the portfolio's interest rate sensitivity as the Fed was raising rates, but as rates stabilized we adopted a less-defensive posture.

          In addition, we significantly increased U.S. Treasury and agency obligations, which excelled on a total return basis. We also raised our stakes in mortgage- and asset-backed securities because their yields are attractive and they pose little or no credit risk. To make room for these holdings, we cut sharply back on very short-term obligations, which we had used earlier in the year to cushion the blow of rising interest rates.

          Corporate bonds and notes remained a significant component of the portfolio at 37% of assets. As mentioned earlier, we have been cautious with our purchases in this sector because we have seen an erosion in credit quality as the economy has cooled. As of November 30, the fund had no exposure to high-yield, noninvestment-grade securities, and its average credit quality moved up a notch from AA to AA+.


OUTLOOK

          Stable inflation and accelerating productivity have bought the Fed time to see if its 1999-to-2000 tightening program will bring about moderate economic growth while maintaining full employment. Fortunately, noninflationary growth appears achievable: softening labor markets are slowing income growth; weaker income growth is limiting demand; and more moderate demand is cooling production and hiring plans. As a result, third-quarter GDP has been much lower than recent quarters.

-----------------------
QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [GRAPH]

                                    BBB   11%
                                    A     22%
                                    AA    24%
                                    AAA   43%

Based on T. Rowe Price research.

For these reasons, we think that bond rates will decline further, boosting bond returns. Because higher oil prices, disappointing corporate earnings, and higher interest rates increase the risk of an even more dramatic slowdown, we think there is a good possibility that the Fed will lower rates in the coming three to six months. Still, the environment for fixed-income investing remains unpredictable. Your fund will continue to seek an attractive balance of yield and capital preservation while maintaining high credit quality.


Respectfully submitted,

/s/ Edward A. Wiese

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

December 14, 2000

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

KEY STATISTICS
                                                         5/31/00      11/30/00
--------------------------------------------------------------------------------

Price Per Share                                           $4.52        $4.61
--------------------------------------------------------------------------------

Dividends Per Share
--------------------------------------------------------------------------------
  For 6 months                                             0.13         0.14
  ------------------------------------------------------------------------------
  For 12 months                                            0.26         0.27
  ------------------------------------------------------------------------------

30-Day Dividend Yield *                                    6.24%        6.21%
--------------------------------------------------------------------------------

30-Day Standardized Yield to Maturity                      6.73         6.27
--------------------------------------------------------------------------------

Weighted Average Maturity (years)                           2.1          2.4
--------------------------------------------------------------------------------

Weighted Average Effective Duration (years)                 1.8          2.0
--------------------------------------------------------------------------------

Weighted Average Quality **                                  AA          AA+
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     SECTOR DIVERSIFICATION

                                                      Percent of     Percent of
                                                      Net Assets     Net Assets
                                                        5/31/00       11/30/00
--------------------------------------------------------------------------------
Corporate Bonds and Notes                                  39%            37%
  Banking and Finance                                      10              9
  Media and Communications                                  4              7
  Utilities                                                 8              7
  Consumer Products and Services                            6              6
  Industrial                                                7              5
  Transportation                                            3              2
  All Other                                                 1              1
Asset-Backed Securities                                    16             18
Mortgage-Backed Securities                                 22             27
U.S. Government Obligations                                 3             14
  U.S. Treasuries                                           3             12
  Government Agency Obligations                            --              2
Short-Term Obligations                                     18              3
Other Assets Less Liabilities                               2              1
--------------------------------------------------------------------------------
Total                                                     100%           100%

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     SHORT-TERM BOND FUND
     ---------------------------------------------------------------------------

        As of 11/30/00

                                    [GRAPH]

              Lehman Brothers 1-3 Year U.S.
                 Government/Credit Index            Short-Term Bond Fund

Nov-90                    10,000                           10,000
Nov-91                    11,147                           11,006
Nov-92                    11,922                           11,716
Nov-93                    12,651                           12,528
Nov-94                    12,748                           12,289
Nov-95                    14,065                           13,289
Nov-96                    14,898                           13,930
Nov-97                    15,789                           14,679
Nov-98                    16,936                           15,655
Nov-99                    17,520                           16,010
Nov-00                    18,729                           17,183

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/00             1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Short-Term Bond Fund                7.32%    5.39%     5.27%      5.56%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months        Year
                                Ended       Ended
                             11/30/00     5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
NET ASSET VALUE
Beginning of period          $   4.52    $   4.63  $   4.69  $   4.65  $   4.64  $   4.72
Investment activities
   Net investment
   income (loss)                 0.14*       0.26      0.26      0.27      0.27      0.29
   Net realized and
   unrealized gain (loss)        0.09       (0.11)    (0.06)     0.04      0.01     (0.08)
   Total from
   investment activities         0.23        0.15      0.20      0.31      0.28      0.21
Distributions
   Net investment income        (0.14)      (0.26)    (0.26)    (0.27)    (0.26)    (0.28)
   Tax return of capital           --          --        --        --     (0.01)    (0.01)
   Total distributions          (0.14)      (0.26)    (0.26)    (0.27)    (0.27)    (0.29)
NET ASSET VALUE
End of period                $   4.61    $   4.52  $   4.63  $   4.69  $   4.65  $   4.64
                             ===============================================================


Ratios/Supplemental Data
Total return++                   5.12%*      3.39%     4.23%     6.87%     6.28%     4.58%
Ratio of total expenses to
average net assets               0.64%+*     0.72%     0.73%     0.72%     0.74%     0.72%
Ratio of net investment
income (loss) to average
net assets                       6.08%+*     5.74%     5.44%     5.82%     5.91%     6.15%
Portfolio turnover rate          47.8%+x     50.7%     51.6%     73.0%    103.9%    118.7%
Net assets, end of period
(in thousands)               $472,195    $286,671  $324,098  $331,955  $373,284  $429,498

++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect from 10/1/00 through 5/31/02.
+    Annualized
x Excludes the effect of the acquisition of Summit Limited-Term Bond and Short-Term U.S. Government Funds' assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2000

-----------------------
STATEMENT OF NET ASSETS                                         Par/Shares            Value
-------------------------------------------------------------------------------------------
                                                                         In thousands
CORPORATE BONDS AND NOTES 36.5%
Banking and Finance 9.3%
ABN AMRO Bank, Sr. Notes, 7.25%, 5/31/05                       $       340      $       341
AIG Sunamerica Global Financing, Sr. Notes, (144a)
     7.40%, 5/5/03                                                   3,450            3,518
Associates Corp., MTN, 6.90%, 7/29/02                                1,600            1,598
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02                2,700            2,642
Bank One, Sr. Notes, 7.625%, 8/1/05                                  4,250            4,321
CIT Group, Sr. Notes, 5.50%, 2/15/04                                 3,450            3,253
First USA Bank, Sr. Notes, 7.00%, 8/20/01                               65               65
General Electric Capital Corporation, MTN, 7.50%, 5/15/05            3,250            3,382
Heller Financial, Sr. Notes, 7.50%, 8/23/02                          3,300            3,309
HSBC Finance Nederland, Sub. Notes, (144a)
     7.40%, 4/15/03                                                    160              161
Kansallis Osake Pankki, Sr. Notes, 10.00%, 5/1/02                      325              337
Marsh and McLennan, Sr. Notes, 6.625%, 6/15/04                       3,700            3,663
MBNA, Sub. Notes, 7.25%, 9/15/02                                     2,815            2,776
Merrill Lynch
  Sr. Notes
     7.00%, 3/15/06                                                    225              224
     8.00%, 2/1/02                                                   1,220            1,234
Morgan Guaranty Trust, Sr. Sub. Notes, 7.375%, 2/1/02                4,115            4,131
Morgan Stanley Dean Witter, Sr. Notes, 7.75%, 6/15/05                3,400            3,487
Provident Bank, Sub. Notes, 7.125%, 3/15/03                          1,725            1,676
Salomon Smith Barney Holdings, Sr. Notes
     7.30%, 5/15/02                                                  3,550            3,566
Union Planters, Sub. Notes, 6.25%, 11/1/03                             160              151
                                                                                ------------
                                                                                     43,835
                                                                                ------------
Consumer Products and Services 5.5%
Beckman Instruments, Sr. Notes, 7.10%, 3/4/03                        3,115            3,057
Federated Department Stores, Sr. Notes
     8.125%, 10/15/02                                                1,750            1,752
Grand Metropolitan Investment, Zero Coupon, 1/6/04                   3,675            2,990
Hewlett Packard, Sr. Notes, 7.15%, 6/15/05                           3,450            3,504
Nabisco, Sr. Notes, 6.125%, 2/1/03                                     260              251
Sony, Sr. Notes, 6.125%, 3/4/03                                      4,400            4,371
Target, Sr. Notes, 7.50%, 2/15/05                                    4,500            4,614

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                Par/Shares            Value
-------------------------------------------------------------------------------------------
                                                                         In thousands
Viacom, Sr. Notes, 6.75%, 1/15/03                              $       190      $       189
Wal-Mart Stores
   Sr. Notes
     6.15%, 8/10/01                                                  5,000            4,983
     6.55%, 8/10/04                                                    425              427
                                                                                -----------
                                                                                     26,138
                                                                                -----------
Energy 0.9%
PDV America, Sr. Notes, 7.875%, 8/1/03                               1,605            1,564
YPF Sociedad Anonima, Sr. Notes, 7.25%, 3/15/03                      2,590            2,519
                                                                                -----------
                                                                                      4,083
                                                                                -----------
Industrials 5.4%
Boeing Capital, Sr. Notes, 7.10%, 9/27/05                            4,250            4,340
Caterpillar Financial Services, Sr. Notes, 6.875%, 8/1/04            3,500            3,481
DaimlerChrysler, Sr. Notes, 7.125%, 3/1/02                           3,250            3,254
Eaton Offshore, Sr. Notes, 9.00%, 2/15/01                              330              331
Ford Motor Credit, Sr. Notes, 7.50%, 3/15/05                         1,725            1,735
General Motors Acceptance Corporation, Sr. Notes
     7.50%, 7/15/05                                                  3,400            3,447
Parker Hannifin, Sr. Notes, 5.65%, 9/15/03                             250              243
Toyota Motor Credit, Sr. Notes, 5.625%, 11/13/03                     3,250            3,171
United Technologies, Sr. Notes, 6.625%, 11/15/04                     3,250            3,249
Waste Management, Sr. Notes, 6.625%, 7/15/02                         2,660            2,590
                                                                                -----------
                                                                                     25,841
                                                                                -----------
Media and Communications 6.8%
360 Communications, Sr. Notes, 7.125%, 3/1/03                        3,250            3,268
Deutsche Telekom International Finance, Sr. Notes
     7.75%, 6/15/05                                                  3,400            3,459
KPN, Sr. Notes, (144a), 7.50%, 10/1/05+                              4,400            4,314
Southwestern Bell Telephone, Sr. Notes, 6.375%, 4/1/01               2,000            1,997
Sprint Capital, Sr. Notes, 5.70%, 11/15/03                           3,140            3,023
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05                         4,000            4,005
U.S. West Capital Funding, Sr. Notes, 6.875%, 8/15/01                3,250            3,241
Vodafone Airtouch, Sr. Notes, (144a), 7.625%, 2/15/05                4,450            4,542
Worldcom, Sr. Notes, 7.50%, 8/20/04                                  4,250            4,295
                                                                                -----------
                                                                                     32,144
                                                                                -----------
Transportation 2.0%
Amerco, Sr. Notes, 8.80%, 2/4/05                                     3,250            3,128
ERAC USA Finance, (144a), 6.375%, 5/15/03                            2,175            2,126

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                Par/Shares            Value
-------------------------------------------------------------------------------------------
                                                                         In thousands
GATX Capital, 6.875%, 11/1/04                                  $     1,725      $     1,665
Norfolk Southern
   Sr. Notes
     6.95%, 5/1/02                                                   2,250            2,249
     7.875%, 2/15/04                                                   125              128
                                                                                -----------
                                                                                      9,296
                                                                                -----------
Utilities 6.6%

Alabama Power, Sr. Notes, 5.49%, 11/1/05                             4,250            4,019
CE Electric UK Funding, Sr. Notes, (144a), 6.853%, 12/30/04+         2,370            2,303
National Rural Utilities, 5.00%, 10/1/02                             4,450            4,331
Niagara Mohawk, Sr. Disc. Notes, 7.375%, 7/1/03                      3,278            3,313
Pacific Gas & Electric, 1st Mtg. Bonds, 8.75%, 1/1/01                4,715            4,718
Potomac Capital Investment, MTN, (144a), 7.55%, 11/19/01             1,725            1,730
Public Service Electric & Gas, Mtg. Bonds, 8.875%, 6/1/03            4,590            4,694
Utilicorp United, Sr. Notes, 7.00%, 7/15/04                          3,250            3,196
Williams, Sr. Notes, 6.125%, 2/15/12                                 2,740            2,709
                                                                                -----------
                                                                                     31,013
                                                                                -----------
Total Corporate Bonds and Notes (Cost $173,046)                                     172,350
                                                                                -----------

ASSET-BACKED SECURITIES 17.5%

Advanta Equipment Receivables, 7.56%, 2/15/07                        2,851            2,862
Banc One Auto Grantor Trust, 6.27%, 11/20/03                           495              494
BMW Vehicle Owner Trust, 6.54%, 4/25/04                              4,500            4,506
California Infrastructure
        6.28%, 9/25/05                                               1,900            1,896
        6.38%, 9/25/08                                                 500              497
California Special Purpose Trust, 6.42%, 9/25/08                     6,625            6,600
Case Equipment Loan Trust, 5.77%, 8/15/05                            1,500            1,483
CIT RV Trust
     6.09%, 2/15/12                                                  4,250            4,220
     6.35%, 4/15/11                                                  1,500            1,495
Comed Transitional Funding Trust, 5.44%, 3/25/07                     4,530            4,400
DaimlerChrysler Auto Trust, 6.66%, 1/8/05                            4,400            4,423
Dayton Hudson Credit Card Master Trust, 5.90%, 5/25/06               3,200            3,151
Dealer Auto Receivables Trust, 7.07%, 5/17/04                        4,550            4,591
Fingerhut Master Trust, 6.07%, 2/15/05                               2,896            2,887
First USA Secured Note Trust, 6.50%, 1/18/06                           450              441

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                                Par/Shares            Value
-------------------------------------------------------------------------------------------
                                                                         In thousands
Ford Credit Auto Owner Trust, 6.40%, 12/1/00                   $     1,300      $     1,297
Harley Davidson Eaglemark, 5.94%, 2/15/04                              600              596
Heller Equipment Asset Trust, 6.65%, 3/14/04                         4,950            4,944
MBNA Master Credit Card Trust
     7.45%, 4/16/07                                                  1,725            1,724
     7.57%, 12/15/00                                                 3,000            3,030
     7.90%, 7/16/07                                                    250              254
MMCA Automobile Trust, 6.80%, 8/15/03                                5,200            5,209
New Holland Equipment Receivables, (144a), 6.80%, 12/15/07+          3,450            3,475
Nissan Auto Receivables Owner Trust
     6.72%, 8/16/04                                                  4,350            4,362
     7.17%, 8/15/04                                                  1,000            1,018
Peco Energy
     5.63%, 3/1/05                                                   2,920            2,883
     6.955%, 3/1/01                                                  1,000              996
Prime Credit Card Master Trust, 6.75%, 11/15/05                      2,000            2,010
Puget Sound Energy Conservation, 6.23%, 7/11/02                        989              979
Ryland Mercury Savings Trust, 7.025%, 12/1/00                          125              124
WFS Financial Owner Trust, 7.41%, 9/20/07                            4,450            4,566
World Financial Network Credit Card Master Trust
     6.95%, 12/15/00                                                 1,500            1,504
                                                                                -----------
Total Asset-Backed Securities (Cost $83,211)                                         82,917
                                                                                -----------

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 23.4%

U.S. Government Agency Obligations 18.5%
Federal Home Loan Mortgage
     6.50%, 9/1/02                                                   1,940            1,939
     7.00%, 8/1/01                                                     448              449
     9.00%, 5/1/02 - 7/1/02                                              4                4
     10.00%, 1/1/01 - 6/1/05                                           105              107
     10.75%, 12/1/09                                                    71               74
   5 Year Balloon
     7.00%, 9/1/01                                                   1,076            1,078
   7 Year Balloon
     6.50%, 8/1/03 - 5/1/05                                          1,285            1,286

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

                                                     Par/Shares           Value
--------------------------------------------------------------------------------
                                                             In thousands
Federal Home Loan Mortgage
   REMIC, CMO
     5.60%, 1/15/08                                 $     2,000     $     1,981
     5.75%, 6/15/10                                       7,441           7,449
     6.00%, 8/15/06 - 5/15/16                            22,755          22,575
     6.40%, 1/15/08                                       4,000           3,988
     6.50%, 4/15/21 - 8/15/23                             5,150           5,171
     7.75%, 8/15/21                                       1,685           1,747
     9.00%, 2/1/02                                          147             147
     9.50%, 8/1/01 - 9/1/02                                  96              96
     10.00%, 10/1/05                                          8               8
     10.75%, 12/1/09                                         71              74
Federal National Mortgage Assn.
     5.50%, 11/1/05                                          12              12
     6.00%, 7/1/13 - 11/1/13                              2,375           2,311
     7.50%, 10/1/15                                       1,994           2,023
     9.00%, 5/1/05                                        1,397           1,422
   7 Year Balloon
     7.00%, 6/1/03 - 9/1/03                               2,814           2,828
     7.50%, 8/1/01                                           87              87
   ARM
     6.375%, 8/1/17                                          42              41
     6.706%, 11/1/20 - 5/1/31                               218             215
     6.734%, 3/1/19                                           6               7
     6.744%, 3/1/20                                          62              61
     6.75%, 11/1/17 - 7/1/18                                164             161
     6.759%, 12/1/16 - 1/1/19                             1,023             985
     6.761%, 5/1/24                                          80              78
     6.798%, 5/1/17 - 8/1/20                                239             234
     7.109, 10/1/14                                           9               9
     8.43%, 11/1/21                                         120             120
   REMIC, CMO
     6.00%, 10/18/14 - 11/18/17                          10,884          10,789
     6.10%, 8/25/21                                         971             961
     7.00%, 8/25/20 - 4/18/22                             6,529           6,532
     9.00%, 1/25/08                                       5,977           6,267
     Principal Only, 10/25/03                             3,622           3,190
     Principal Only, 10/25/21                               926             893
                                                                    -----------
                                                                         87,399
                                                                    -----------

T. ROWE PRICE SHORT-TERM BOND FUND
------------------------------------------------------------------------------------------------

                                                                     Par/Shares            Value
------------------------------------------------------------------------------------------------
                                                                             In thousands
U.S. Government Guaranteed Obligations 4.9%
Government National Mortgage Assn.
   I
     6.50%, 5/15/09                                                 $      2,929    $      2,922
     7.00%, 9/15/12 - 4/15/13                                              8,979           9,060
     8.00%, 5/15/07                                                          482             492
     8.50%, 2/15/05 - 3/15/06                                                185             188
     10.00%, 11/15/09 - 10/15/21                                             244             257
     10.50%, 11/15/15                                                        106             114
     11.50%, 3/15/10 - 12/15/15                                            1,185           1,278
   II, 10.00%, 10/20/20                                                       51              53
   GPM, I
     8.50%, 1/15/06                                                           30              31
     9.50%, 8/15 - 10/15/09                                                    5               5
     11.00%, 8/15/10                                                          51              54
     11.25%, 6/15/13 - 10/15/15                                              182             196
     11.75%, 8/15/13 - 10/15/15                                              522             569
     13.00%, 9/15/11                                                           6               7
   GPM, II, 11.00%, 9/20/13 - 4/20/14                                          4               5
   Midget, I
     9.00%, 4/15/01 - 2/15/06                                                184             188
     9.50%, 5/15/01 - 4/15/05                                                 49              50
     10.00%, 1/15/01 - 10/15/04                                              180             184
   REMIC
     6.00%, 10/16/25                                                       5,000           4,909
     9.00%, 7/20/23                                                        2,260           2,378
                                                                                          22,940
                                                                                    ------------
Total U.S. Government Mortgage-Backed Securities (Cost $110,275)                         110,339
                                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES 14.4%

Federal Home Loan Mortgage, 5.50%, 5/15/02                                 3,000           2,971
Federal National Mortgage Assn.
     5.25%, 1/15/03                                                        3,250           3,198
     6.50%, 8/15/04                                                        5,000           5,047
U.S. Treasury Bonds, 10.75%, 2/15/03                                       4,500           4,964

T. ROWE PRICE SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------


                                                              Par/Shares         Value
---------------------------------------------------------------------------------------
                                                                    In thousands
U.S. Treasury Inflation-Indexed Notes, 3.625%, 7/15/02       $    14,775    $    14,771
U.S. Treasury Notes
     5.75%, 11/30/02                                              16,350         16,393
     5.875%, 11/15/04                                              4,000          4,050
     6.375%, 8/15/02                                              10,000         10,106
     6.625%, 4/30/02                                               6,250          6,316
                                                                            -----------
Total U.S. Government Obligations/Agencies (Cost $67,312)                        67,816
                                                                            -----------
NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 4.1%

Advanta Mortgage Loan Trust
   Interest Only, 5.00%, 12/25/00 **                              18,000              0
EQCC Home Equity Loan Trust, 6.159%, 4/15/08                       4,345          4,270
GMAC Commercial Mortgage Securities, 6.15%, 11/15/07               4,745          4,641
Great Western Bank, ARM, 6.407%, 11/25/26                            684            641
LB Commercial Conduit Mortgage Trust, 6.41%, 8/15/07               4,084          4,011
Prudential Securities Secured Financing, 6.074%, 1/15/08           1,067          1,038
Saxon Asset Securities Trust, 6.73%, 2/25/27                       4,607          4,574
Total Non-U.S. Government Mortgage-Backed                                   -----------
Securities (Cost $19,105)                                                        19,175
                                                                            -----------

MUNICIPAL BONDS 0.0%

University of Miami, 6.90%, 4/1/04 (MBIA Insured)                     50             51
                                                                            -----------
Total Municipal Bonds (Cost $50)                                                     51
                                                                            -----------

CERTIFICATES OF DEPOSIT 0.4%
National Westminster Bank, 7.26%, 5/9/01                           1,000          1,002
Norddeutsche Landesbank Girozentrale, 7.30%, 5/11/01               1,000          1,002
                                                                            -----------
Total Certificates of Deposit (Cost $2,000)                                       2,004
                                                                            -----------

MONEY MARKET FUNDS 2.6%

Reserve Investment Fund, 6.70% #                                  12,505         12,505
                                                                            -----------
Total Money Market Funds (Cost $12,505)                                          12,505
                                                                            -----------

15

T. ROWE PRICE SHORT-TERM BOND FUND
-------------------------------------------------------------------------------


                                                                          Value
-------------------------------------------------------------------------------
                                                                   In thousands
Total Investments in Securities
98.9% of Net Assets (Cost $467,504)                                  $  467,157

Other Assets Less Liabilities                                             5,038
                                                                     ----------

NET ASSETS                                                           $  472,195
                                                                     ==========

Net Assets Consist of:
Accumulated net investment income - net of distributions             $   (2,142)
Accumulated net realized gain/loss - net of distributions               (54,771)
Net unrealized gain (loss)                                                 (347)
Paid-in-capital applicable to 102,404,524 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        529,455
                                                                     ----------

NET ASSETS                                                           $  472,195
                                                                     ==========

NET ASSET VALUE PER SHARE                                            $     4.61
                                                                     ==========

   ** For interest only securities, par amount represents notional principal on which the fund receives interest.
    + Private Placement
    # Seven-day yield
  ARM Adjustable Rate Mortgage
  CMO Collateralized Mortgage Obligation
  GPM Graduated Payment Mortgage
  MTN Medium Term Note
REMIC Real Estate Mortgage Investment Conduit
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 5.25% of net assets.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                       6 Months
                                                                          Ended
                                                                       11/30/00
Investment Income (Loss)
Income
  Interest                                                             $ 10,784
  Security lending                                                            3
                                                                       ---------
  Total income                                                           10,787
                                                                       ---------

Expenses
  Investment management                                                     614
  Shareholder servicing                                                     304
  Custody and accounting                                                     62
  Prospectus and shareholder reports                                         22
  Registration                                                               17
  Legal and audit                                                             7
  Directors                                                                   5
  Miscellaneous                                                               2
                                                                       ---------
  Total expenses                                                          1,033
  Expenses paid indirectly                                                   (2)
                                                                       ---------
  Net expenses                                                            1,031
                                                                       ---------
Net investment income (loss)                                              9,756
                                                                       ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                     (258)
Change in net unrealized gain or loss on securities                       7,031
                                                                       ---------
Net realized and unrealized gain (loss)                                   6,773
                                                                       ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 16,529
                                                                       =========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           6 Months          Year
                                                              Ended         Ended
                                                           11/30/00       5/31/00
  Increase (Decrease) in Net Assets
  Operations
     Net investment income (loss)                         $   9,756     $  17,478
     Net realized gain (loss)                                  (258)       (4,753)
     Change in net unrealized gain or loss                    7,031        (2,829)
                                                          -----------------------
     Increase (decrease) in net assets from operations       16,529         9,896
                                                          -----------------------
  Distributions to shareholders
     Net investment income                                   (9,756)      (17,478)
                                                          -----------------------
  Capital share transactions *
     Shares sold                                             72,331       115,130
     Shares issued in connection with fund acquisition      156,600            --
     Distributions reinvested                                 8,653        15,438
     Shares redeemed                                        (58,833)     (160,413)
                                                          -----------------------
     Increase (decrease) in net assets from capital
     share transactions                                     178,751       (29,845)
                                                          -----------------------
  Net Assets
  Increase (decrease) during period                         185,524       (37,427)
  Beginning of period                                       286,671       324,098
                                                          -----------------------

  End of period                                           $ 472,195     $ 286,671
                                                          =======================
 *Share information
     Shares sold                                             15,829        25,226
     Shares issued in connection with fund acquisition       34,118            --
     Distributions reinvested                                 1,890         3,384
     Shares redeemed                                        (12,895)      (35,143)
                                                          -----------------------
     Increase (decrease) in shares outstanding               38,942        (6,533)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2000


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide -- Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------



     requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At November 30, 2000, the value of loaned securities was $2,096,000; aggregate collateral consisted of $2,178,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. Government securities, aggregated $82,459,000 and $40,771,000, respectively,

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------




     for the six months ended November 30, 2000. Purchases and sales of U.S. government securities aggregated $48,773,000 and $21,022,000, respectively, for the six months ended November 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund had $35,370,000 of capital loss carryforwards at May 31, 2000, and obtained an additional $2,820,000 from the acquisition of T. Rowe Price Summit Limited-Term Bond Fund and $7,884,000 from the acquisition of T. Rowe Price Short-Term U.S. Government Fund. Of the total, $1,074,000 expires in 2001, $6,040,000 in 2002, and
     $38,960,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $467,504,000. Net unrealized loss aggregated $347,000 at period-end, of which $2,944,000 related to appreciated investments and $3,291,000 to depreciated investments.


NOTE 4 - ACQUISITION

     On November 1, 2000, the Short-Term Bond Fund acquired substantially all of the assets of T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Short-Term U.S. Government Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated September 1, 2000, and approved by shareholders of the acquired funds on October 25, 2000. The acquisition was accomplished by a tax-free exchange of 7,708,209 shares of Short-Term Bond Fund (with a value of $35,381,000) for the 7,897,473 shares of T.Rowe Price Summit Limited-Term Bond Fund outstanding at the merger date; an additional 26,409,509 shares of Short-Term Bond Fund (with a value of $121,219,000) were exchanged for the 26,583,256 shares of
     T. Rowe Price Short-Term U.S. Government Fund outstanding at that date. The net assets of the acquired funds at the merger date, which collectively included $16,037,000 of accumulated net realized loss, $1,028,000 of net unrealized loss, and $650,000 of accumulated net operating loss, were combined with those of Short-Term Bond Fund, resulting in aggregate net assets of $460,097,000.

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------



NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $136,000 was payable at November 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement effective October 1, 2000, the manager is required to bear any expenses through May 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 0.55%. Thereafter, through May 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $53,000 of management fees were not accrued by the fund for the six months ended November 30, 2000. At November 30, 2000, unaccrued fees in the amount of $53,000 remain subject to reimbursement by the fund through May 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $304,000 for the six months ended November 30, 2000, of which $46,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of

T. ROWE PRICE SHORT-TERM BOND FUND
--------------------------------------------------------------------------------




     Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of
     T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 2.5% of the outstanding shares of the Short-Term Bond Fund at November 30, 2000. For the six months then ended, the fund was allocated $4,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 2000, totaled $1,315,000 and are reflected as interest income in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
SPECIAL  MEETING  RESULTS
--------------------------------------------------------------------------------

     The T. Rowe Price Short-Term U.S. Government Fund held a special meeting of shareholders on October 25, 2000, to approve an agreement and plan of reorganization providing for the transfer of substantially all the assets of the fund to the T. Rowe Price Short-Term Bond Fund in exchange for shares of the Short-Term Bond Fund, and the distribution of the Short-Term Bond Fund shares to the shareholders of the Short-Term U.S. Government Fund upon liquidation of the fund.

     The results of voting were as follows (by number of shares):

To approve the Agreement and Plan of
Reorganization:

Affirmative:                  16,591,524.406
Against:                         754,048.604
Abstain:                         558,106.051

Total:                        17,903,679.061

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



     INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

           * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

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T. Rowe Price Investment Services, Inc., Distributor.          F55-051  11/30/00